EXHIBIT 10(ff)



                                 QUITCLAIM DEED

SBSB PROPERTIES LIMITED PARTNERSHIP, a Delaware Limited partnership, for consideration paid, and in full consideration of FIVE MILLION ONE HUNDRED EIGHTY-FIVE THOUSAND EIGHT HUNDRED TWENTY-NINE and NO/100 ($5,185,829.00) DOLLARS grants to SOUTH BOSTON SAVINGS BANK, a Massachusetts banking corporation, duly organized and existing under and by virtue of the laws of the Commonwealth of Massachusetts, having its principal place of business at 460 West Broadway, South Boston, Suffolk County, Massachusetts, with QUITCLAIM COVENANTS those certain parcels of land with buildings thereon, more particularly described as follows:

PARCEL I

460 WEST BROADWAY, SOUTH BOSTON

     A certain parcel of land with buildings thereon beginning at a point on the Easterly sideline of West Broadway said point being the property corner between land now or formerly of the City of Boston and the described property; thence

N 60-17-51 E           By land now or formerly of the City of Boston, One
                       Hundred Forty-five and 59/100 (145.59) feet; thence

S 29-40-00 E           By the Westerly sideline of Athens Street, Eighty-one and
                       45/100 (81.45) feet; thence

S 60-17-51 W           By land now or formerly of Superior Realty Co., Inc. One
                       Hundred Forty-five and 50/100 (145.50) feet; thence

N 29-44-00 W           By the Easterly sideline of West Broadway Eighty-one and
                       45/100 (81.45) feet to the point of beginning.

     Containing 11,855 square feet of land more or less as shown on Plan of Land in South Boston, Mass., Norwood Engineering, Surveyors, dated October 14, 1987 recorded with the Suffolk Registry in Plan Book , Page .

PARCEL II

451-455 WEST BROADWAY, SOUTH BOSTON

     A certain parcel of land with buildings thereon beginning at a point on the Westerly sideline of West Broadway, said point being the property corner between land now or formerly of Christos Tatsis et al and the described property; thence

S 29-44-00 E           By the Westerly sideline of West Broadway Sixty-six and
                       42/100, (66.42) feet; thence

S 60-21-00 W           By land now or formerly of Lionel Goldman Trust; said
                       line being a party wall, One Hundred Twenty-eight and 75/100 (128.75) feet; thence

N 29-4500 W            By the Easterly sideline of Silver Street, Sixty-six and
                       42/100 (66.42) feet; thence

N 60-21-00 E           By land now or formerly of Christos Tatsis, et al, said
                       line being partially a party wall, One Hundred
                       Twenty-eight and 77/100 (128.77) feet, to the point of beginning.

     Containing 8,552 square feet of land more or less, as shown on Plan of Land in South Boston, Mass., by Norwood Engineering, Surveyors, dated October 14, 1987 recorded with the Suffolk Registry in Plan Book , Page .

PARCEL III

740 GALLIVAN BOULEVARD, DORCHESTER

     A certain parcel of land with buildings thereon beginning at a point on the Northerly sideline of Gallivan Boulevard said point, a concrete bound, being the property corner between land now or formerly of Papa Gino's of America and the described property; thence

WESTERLY By a curve to the right of a radius of Two Thousand Six Hundred Forty and 00/100 (2,640.00) feet, a distance of One Hundred Twenty and 31/100 (120.31) feet; thence

N 20-12-29 W           By land now or formerly of M.D.C. Ninety-nine and 51/100
                       (99.51) feet; thence

S 69-46-40 W           By land now or formerly of M.D.C. Forty and 00/100
                       (40.00) feet; thence

S 20-12-29 E           By land now or formerly of M.D.C. Thirty-four and 00/100
                       (34.00) feet; thence

SOUTHWESTERLY          By a curve to the right of a radius of Three and 00/100
                       (3.00) feet, a distance of Six and 87/100 (6.87) feet;
                       thence

N 69-00-00 W           By the Northerly sideline of Gallivan Boulevard
                       Thirty-nine and 50/100 (39.50) feet; thence

NORTHWESTERLY          By the Northerly sideline of Gallivan Boulevard and by a
                       curve to the left of a radius of Ninety-five and 57/100
                       (95.57) feet, a distance of Forty-one and 10/100 (41.10) feet; thence

NORTHWESTERLY          By a curve to the right of a radius of Twenty-three and
                       00/100 (23.00) feet, a distance of Thirty-three and 63/100 (33.63) feet; thence

N 87-48-20 W           By the Easterly sideline of Hallet Street, One and 94/100
                       (1.94) feet; thence

N 13-38-55 E           By the Easterly sideline of Hallet Street, Zero and
                       89/100 (0.89) feet; thence

NORTHWESTERLY          By the Easterly sideline of Hallet Street and by a curve
                       to the left of a radius of One Hundred and 00/100
                       (100.00) feet, a distance of Fifty-seven and 58/100
                       (57.58) feet; thence

N 19-35-50 W           By the Easterly sideline of Hallet Street One Hundred and
                       Twenty-four and 61/100 (124.61) feet; thence

N 70-12-29 E           By land now or formerly of Michael F. Foley, Eighty and
                       32/100 (80.32) feet; thence

S 20-03-12 E           By the westerly line of a 20' wide passageway Eighty-one
                       and 00/100 (81.00) feet; thence

N 70-12-28 E           By land now or formerly of James F. McCready and Mary A.
                       Galvin One Hundred Twenty-seven and 65/100 (127.65) feet;
                       thence

S 19-56-34 E           By land now or formerly of William Fleming and Papa
                       Gino's of America, One Hundred Eleven and 75/100 (111.75) feet; thence

S 32-02-56 E           By land now or formerly of Papa Gino's of America, One
                       Hundred and 25/100 (100.25) feet to the point of beginning.

     Being Parcels A, B and C containing 45,880 square feet of land more or less as shown on Plan of Land in Boston (Dorchester) Mass., by Norwood Engineering, Surveyors, dated October 14, 1987 recorded with the Suffolk Registry in Plan Book , Page .

     Parcels I, II and III being the same premises conveyed by Deed of South Boston Savings Bank, a Massachusetts banking organization, dated October 20, 1987 recorded with the Suffolk Registry in Book 14193, Page 241.

PARCEL IV

690 ADAMS STREET, QUINCY

Parcel IV(A)

     A certain parcel of land with buildings thereon, beginning at a point on the westerly sideline of Stedman Street, said point being a stone bound with drillhole and being the point of curvature of a curve leading to the westerly sideline of Adams Street; thence

S 46-28-55 W           By the westerly sideline of Stedman Street, One Hundred
                       Three and 41/100 Three and 41/100 (103.41) feet; thence

S 47-48-00 W           By the westerly sideline of Stedman Street, fifty and
                       02/100 (50.02) feet; thence

N 40-26-30 W           By land of South Boston Savings Bank, Sixty and 00/100
                       (60.00) feet; thence

N 47-00-13 E           By land now or formerly of Donald C. Delaney One Hundred
                       Fifty-three and 51/100 (153.51) feet; thence

S 49-59-39 E           By the westerly sideline of Adams Street Forty-nine and
                       97/100 (49.97) feet; thence

SOUTHWESTERLY          By a curve to the right of a radius of Nine and 00/100
                       (9.00) feet, a distance Fifteen and 15/100 (15.15) feet to the point of beginning.

     Containing 9,517 square feet of land more or less as shown on Plan of Land in Quincy, Mass., Norwood Engineering, Surveyors, dated October 14, 1987 and recorded with the Norfolk Registry in Plan Book 360, Page ____.

Parcel IV(B)

     A certain parcel of land, with the buildings thereon, situated in Quincy, in the County of Norfolk, Commonwealth of Massachusetts, bounded and described as follows:

     SOUTHEASTERLY     by Stedman Street, seventy (70) feet;
     SOUTHWESTERLY     by Lot 30 of the plan mentioned below two hundred
                       sixty-four and 71/100 (264.71) feet;
     NORTHWESTERLY     by Wallace Road, fifteen and 91/100 (15.91) feet and
                       fifty-four and 92/100 (54.92) feet; and
     NORTHEASTERLY     by land now or formerly of Jeannette P. Delaney, Trustee
                       of Delaney Realty Trust and of South Boston Savings Bank, two hundred fifty-one and 52/100 (251.52) feet.

     Said parcel is shown as Lot 29 on a plan drawn by Russell A. Wheatley & Associates, Land Surveyors and Engineers dated February 22, 1977, as approved by the Land Court, filed in the Land Registration Office as No. 8919D, being a portion of Lot A on a plan drawn by Ernest W. Grange, Inc., CE, dated July 30, 1936, as approved by the Land Court, filed in the Land Registration Office as No. 8919B, a copy of a portion of which is filed in Norfolk Registry District with Certificate No. 26598, Book 133.

     Said premises contains 18,063 square feet according to said plan.

     Parcels IV(A) and IV(B) being the same premises conveyed by Deed of South Boston Savings Bank, a Massachusetts Banking Corporation, dated October 28, 1987, recorded with the Norfolk County Registry of Deeds in Book 7783, Page 275 and registered with the Norfolk County District of the Land Court on Certificate No. 127526.

     Massachusetts deed excise stamps in the amount of $_______________ have been affixed hereto and canceled prior to recording.

         Executed as a sealed instrument this ___ day of _______, 1995.


                                     SBSB Properties Limited Partnership,
                                     a Delaware limited partnership
                                     By:  SBSB Holdings, Inc., a Delaware
                                          corporation, its sole General Partner

________________________             By:  ______________________________
Witness                                   Name:  Paul A. Archibald
                                          Title: Treasurer


                         COMMONWEALTH OF MASSACHUSETTS

___________  ss.                                              ________   , 1995

         Then personally appeared the above-named Paul A. Archibald, Treasurer of SBSB Holdings, Inc., sole General Partner of SBSB Properties Limited Partnership, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of such corporation, as sole General Partner, before me

                                          ---------------------------
                                          Notary Public
                                          My commission expires: